Loan Numbers:

717610613
717610637
717610638
717610647

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "First Amendment") is made and entered into as of the 26th day of March, 2013 (the "First Amendment Effective Date"), by and among 734 CITRUS HOLDINGS, LLC, a Florida limited liability company, 734 LMC GROVES, LLC, a Florida limited liability company, 734 CO-OP GROVES, LLC, a Florida limited liability company, 734 BLP GROVES, LLC, a Florida limited liability company, and 734 HARVEST, LLC, a Florida limited liability company, being collectively referred to as the "Borrower" (and unless otherwise provided the term "Borrower" shall apply to each of said five limited liability companies both separately and collectively), jointly and severally, all having an office and place of business at 181 Highway 630 East, Frostproof, Florida 33843 and PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, a Delaware limited liability company, having an office and place of business at 801 Warrenville Road, Suite 150, Lisle, Illinois 60532-1357 (referred to herein as the "Lender).

WITNESSETH:

WHEREAS, Borrower executed in favor of Lender that certain Promissory Note A in the face amount of Fourteen Million Five Hundred Thousand and No/100 Dollars ($14,500,000.00) dated December 31, 2012 ("Note A", and the loan evidenced thereby is known as Loan 717610613 and is referred to as "Loan A"), that certain Promissory Note B in the face amount of Fourteen Million Five Hundred Thousand and No/100 Dollars ($14,500,000.00) dated December 31, 2012 ("Note B", and the loan evidenced thereby is known as Loan 717610637 and is referred to as "Loan B") and that certain Promissory Note C in the face amount of up to Five Million and No/100 Dollars ($5,000,000.00) dated December 31, 2012 ("Note C", and the loan evidenced thereby is known as Loan 717610638 and is referred to as "Loan C", and Note A, Note B and Note C are collectively herein referred to as "Notes A, B and C" with Loan A, Loan B and Loan C constituting an aggregate loan from Lender to Borrower on December 31, 2012 in the total face amount of up to Thirty Four Million and No/100 Dollars ($34,000,000.00) herein referred to as "Loans A B and C")·
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WHEREAS, in connection with the execution and delivery of Notes A, B and C, Borrower and Lender executed that certain Loan Agreement dated December 31, 2012 (the "Original Loan Agreement");

WHEREAS, Borrower executed, in seven counterparts, in favor of Lender, that certain Mortgage and Security Agreement dated December 31, 2012, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4872, Page 2431, in the Public Records of

Collier, County, Florida, one counterpart of which was recorded on January 3, 2013 as Instrument Number 201325000089, in the Public Records of Hardee, County, Florida, one counterpart of which was recorded on January 4, 2013 in Official Records Book 856, Page 1833, in the Public Records of Hendry County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2359, Page 1500, in the Public Records of Highlands, County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2622, Page 1255, in the Public Records of Martin, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4375, Page 689, in the Public Records of Osceola County, Florida and one counterpart of which was recorded on January 3, 2013 in Official Records Book 08841, Page 0130, in the Public Records of Polk County, Florida, encumbering property located in said counties securing Notes A, B and C (the "Original Security Instrument");

WHEREAS, Borrower executed, in seven counterparts, in favor of Lender, that certain Assignment of Leases and Rents dated December 31, 2012, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4872, Page 2510, in the Public Records of Collier, County, Florida, one counterpart of which was recorded on January 3, 2013 as Instrument Number 201325000090, in the Public Records of Hardee, County, Florida, one counterpart of which was recorded on January 4, 2013 in Official Records Book 856, Page 1912, in the Public Records of Hendry County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2359, Page 1579, in the Public Records of Highlands, County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2622, Page 1334, in the Public Records of Martin, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4375, Page 768, in the Public Records of Osceola County, Florida and one counterpart of which was recorded on January 3, 2013 in Official Records Book 08841, Page 0209, in the Public Records of Polk County, Florida, encumbering property located in said counties securing Notes A, B and C (the "Original Assignment of Leases and Rents");

WHEREAS, in connection with the execution and delivery of Notes A, B and C, the Original Security Instrument, the Original Assignment of Leases and Rents, and the Original Loan Agreement, Borrower executed in favor of Lender and/or Borrower and Lender entered into certain other loan documents (said loan documents are collectively referred to as the "Loans A, B and C Loan Documents");

WHEREAS, on even date herewith, Borrower has executed in favor of Lender a Future Advance Promissory Note D in the face amount of up to Six Million and No/100 Dollars ($6,000,000.00) evidencing a loan known as Loan 717610647 (referred to herein as "Note D", and the loan evidenced thereby being referred to as "Loan D"), which is a revolving loan future advance under Section 1.03 of the Original Security Instrument; Borrower and Lender have executed a Modification of Mortgage and Security Agreement and Modification of Other Loan Documents between Borrower and Lender (the "2013 Modification"), in seven counterparts, one of which is to be recorded in the Public Records of Collier, Hardee, Hendry, Highlands, Martin, Osceola and Polk counties, Florida; and Borrower has executed in favor of Lender and/or Borrower and Lender have entered into certain other loan documents pertaining thereto (Note D, the 2013 Modification, this First Amendment and such other loan documents related to the foregoing are herein collectively referred to as the "Loan D Loan Documents'); and
WHEREAS, the parties desire to modify and amend the Original Loan Agreement to reflect the changes the parties have agreed upon as a result of the addition of Loan D as provided herein.

IN CONSIDERATION OF the foregoing facts and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and of the mutual covenants and agreements contained in this First Amendment, the Borrower and the Lender agree that the Original Loan Agreement is hereby modified and amended as follows:

1.Modification of Definitions. Article I of the Original Loan Agreement is hereby amended as of, from and after the First Amendment Effective Date, by adding the defined terms in this First Amendment as defined terms therein and by amending and restating any of the following defined terms to the extent such terms are already defined in the Original Loan Agreement as follows:

(a)"Agreement" shall mean this Loan Agreement as modified by the First Amendment and all other subsequent permitted amendments, supplements, and modifications thereof, including all exhibits and schedules.

(b)"Default Rate" shall mean the interest rate specified in the Note A as the Default Rate as to monetary sums due thereunder, the interest rate specified in Note B as the Default Rate as to monetary sums due thereunder, the interest rate specified in Note C as the Default Rate as to monetary sums due thereunder, the interest rate specified in Note D as the Default Rate as to monetary sums due thereunder and as to other sums due under the other Loan Documents, the higher of the Default Rate under Note A, Note B, Note C and Note D.

(c)"First Amendment" shall mean that certain First Amendment to Loan Agreement between Borrower and Lender dated as of the First Amendment Effective Date.

(d)	First Amendment Effective Date" shall mean March ____, 2013.

(e)"Loan" shall mean Loan A, Loan B and Loan C, all as defined in the Recitals, and Loan D, as defined in the recitals to the First Amendment, collectively.

(f)"Loan Application" shall mean Borrower's Loan Application to Lender as to Loan 717610613, Loan 717610637 and Loan 717610638 dated December 7, 2012 as to Loans A, B and C, and Borrower's Loan Application to Lender for Loan 717610647 dated January 25, 2013 as to Loan D.

(g)"Loan Commitment" shall mean, as to Loan A, Loan B and Loan C, the Lender's commitment to make the Loan to the Borrower pursuant to the Loan Application as to Loan A, Loan B and Loan C and the Borrower's acceptance thereof on terms and conditions set forth in the letter from the Lender to the Borrower as to such commitment and acceptance and as to Loan D, the Lender's commitment to make the Loan to the Borrower pursuant to the Loan Application as to Loan D and the Borrower's acceptance thereof on terms and conditions set forth in the letter from the Lender to the Borrower as to such commitment and acceptance.

(h)"Note" shall mean Note A, Note B and Note C, all as defined in the Recitals, and Note D, as defined in the recitals to the First Amendment, collectively, in each case as amended, restated and renewed from time to time.

(i)"Security Instrument" shall mean the Security Instrument, as defined in the Recitals, as modified by the First Amendment, and all other subsequent permitted amendments, supplements, and modifications thereof.

2.Modification of Section 2.1. Section 2.1 of the Original Loan Agreement is hereby modified as of, from and after the First Amendment Effective Date to read as follows: "Section 2.1 Loan. The Loan consists of Loan A, Loan B and Loan C, as defined in the recitals to this Agreement, and Loan D, as defined in the recitals to the First Amendment, respectively consisting of Loan A, Loan B, Loan C and Loan D, and is being made under the provisions of Note A, Note B, Note C, Note D, this Agreement and the other Loan Documents."

3.Modification of Section 2.3. Section 2.3 of the Original Loan Agreement is modified as of, from and after the First Amendment Effective Date to read as follows: "Section 2.3 Loan Proceeds Use. The proceeds of Loans A, B and C are being used to acquire the assets described in the Letter of Intent described in Section 2.2 above and the proceeds of Loan D are being used as a working capital line of credit which is revolving. The outstanding principal balance of such revolving Loan D may, from time to time, increase and decrease and may be repaid and re borrowed as provided in Note D, but shall never, at any one time, exceed the sum of Six Million and No/100 Dollars ($6,000,000.00).    Note D contains an annual Unused Fee calculated and payable by Borrower to Lender as provided therein. Borrower's right to re-borrow under Note D expires upon the earlier of an Event of Default under any of the Loan Documents and the Maturity Date, unless there is a renewal of Note D, with Lender having no obligation to renew the same."

4.Modification of Section 3.10. Section 2.3 of the Original Loan Agreement is modified as of, from and after the First Amendment Effective Date to read as follows: "Section 3.10 Executive Offices and Location of Records. The Borrower's Principal Place of Business is located at 181 Highway 630 East, Frostproof, Florida 33843 and all of its books and records are and shall be maintained there."

5.Modification of Section 4.2 (4). Section 4.2 (4) of the Original Loan Agreement is modified as of, from and after the First Amendment Effective Date to read as follows: "(4) Within thirty (30) days after the end of each quarter of each Fiscal Year, Borrower prepared financial statements of Borrower and its Subsidiaries on a consolidated basis (with appropriate subsidiary eliminations). Further, with reasonable promptness, such other data and information as from time to time may be reasonably requested by Lender."

6.Modification of Sections 4.7 and 6.5. Sections 4.7 and 6.5 of the Original Loan Agreement are modified as of, from and after the First Amendment Effective Date to add the following to the end thereof: "Notwithstanding the foregoing or any provision in this Agreement, there shall be no LOC permitted while Note D and Loan D are not paid in full without any obligation of Lender to make further advances thereunder."

7.Modification of Section 8.1. Section 8.1 of the Original Loan Agreement is modified as of, from and after the First Amendment Effective Date to delete "and Note C" and replace said words with "Note C, and Note D".

8.Modification of Section 9.3. Section 9.3 of the Original Loan Agreement is modified to delete "Reference Loan Numbers: 717610613, 717610637 and 717610638" from the Lender notice and the two related "With copy to" blocks and replace it with "Reference Loan Numbers: 717610613, 717610637, 717610638 and 717610647".

9.Article III Representations and Warranties. Borrower hereby remakes the representations of Borrower in the Original Loan Agreement as of the First Amendment Effective Date.

10.No Novation. This is not a novation or new obligation to pay money and the Loans A, B and C Loan Documents, and all their terms, covenants, conditions, agreements and stipulations shall remain in full force and effect, except as herein modified and supplemented.

11.No Impairment. Nothing herein contained invalidates or impairs or shall invalidate any or impair security now held by Lender for said debt, nor impair nor release any covenants, conditions, agreements, or stipulations in said Loans A, B and C Loan Documents, and the same, except as herein modified shall continue in full force and effect and Borrower, and each of them, jointly and severally further covenant and agree to perform, comply with and abide by each and every of the covenants, agreements, conditions and stipulations of the said Loans A, B and C Loan Documents as modified herein.

12.Release of Defenses, Counterclaims and Offsets. Borrower and each of them hereby agree and confirm that, as of the date hereof, neither (i) Loans A, B and C and Loan D, (ii) the Loans A, B and C Loan Documents and the Loan D Loan Documents, (iii) the servicing of Loans A, B and C and Loan D nor (iv) this transaction, is subject to any defenses, set-offs or counterclaims whatsoever, and, any existing, are hereby waived.

13.Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of Florida (without reference to conflicts or choice of law principles).

14.Successors and Assigns Joint and Several Liability. The prov1s1ons of this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, assigns, and legal representatives.

15.Attorney's Fees. The prevailing party in any litigation brought to enforce the provisions of this First Amendment shall be entitled to recover from the other party its reasonable costs and expenses, including attorneys' fees, whether at trial or on appeal, in mediation, bankruptcy, insolvency proceedings or other proceedings.

16.Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this First Amendment by signing any such counterpart.

17.JURY TRIAL WAIVER. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY NOTE D, THE ORIGINAL LOAN AGREEMENT, THIS FIRST AMENDMENT, THE OTHER LOAN DOCUMENTS, OR ANY ACTS OR OMISSIONS OF LENDER IN CONNECTION THEREWITH.

IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to be executed, sealed and delivered, as applicable, by their duly authorized officers as of the First Amendment Effective Date first set forth above.

[SIGNATURE AND NOTARY BLOCKS FOLLOW]

"BORROWER"

734 CITRUS HOLDINGS, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

As: Clayton G. Wilson, Chief Executive Officer

"BORROWER"

734 LMC GROVES, LLC, a Florida limited liability company

By: /s/ Thomas B. Powers
(Signed Name)

Its: Thomas Brian Powers, Manager

"BORROWER"

734 CO-OP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Clayton G. Wilson, Manager

"BORROWER"

734 BLP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Clayton G. Wilson, Manager

"BORROWER"

734 HARVEST, LLC, a Florida limited liability company

By: /s/ Jerry L. Brewer
(Signed Name)

Its: Jerry L. Brewer, Manager

"LENDER"

PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, a Florida limited liability company

By: /s/ Robert E. Lassites III
(Signed Name)

Its: Robert E. Lassites III, Vice President

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson, as the Chief Executive Officer of 734 CITRUS HOLDINGS, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by         , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of March, 2013.

/s/ Katherine Lake
Signature of Notary Public)

Katherine Lake
(Printed Name of Notary Public)

My commission expires:     11/30/13

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Thomas Brian Powers, the manager of 734 LMC GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by         , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of March, 2013.

/s/ Katherine Lake
Signature of Notary Public)

Katherine Lake
(Printed Name of Notary Public)

My commission expires:     11/30/13

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson, the manager of 734 CO-OP GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by         , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of March, 2013.

/s/ Katherine Lake
Signature of Notary Public)

Katherine Lake
(Printed Name of Notary Public)

My commission expires:     11/30/13

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson, the manager of 734 BLP GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by         , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of March, 2013.

/s/ Katherine Lake
Signature of Notary Public)

Katherine Lake
(Printed Name of Notary Public)

My commission expires:     11/30/13

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Jerry L. Brewer, the manager of 734 HARVEST, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by         , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of March, 2013.

/s/ Katherine Lake
Signature of Notary Public)

Katherine Lake
(Printed Name of Notary Public)

My commission expires:     11/30/13

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF ORANGE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Robert E. Lassites III, the Vice President of PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, Delaware limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by         , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 22nd day of March, 2013.

/s/ Diane M. Barnett
Signature of Notary Public)

Diane M. Barnett
(Printed Name of Notary Public)

My commission expires:     03/08/16